UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 6, 2024

INDAPTUS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40652	86-3158720
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Columbus Circle 15th Floor New York	10019
(Address of principal executive offices)	(Zip Code)

(646) 427-2727

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	INDP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted below under Item 5.07, at the 2024 annual meeting of stockholders of Indaptus Therapeutics, Inc. (the “Company”), held on June 6, 2024 (the “Annual Meeting”), the Company’s stockholders approved an amendment and restatement of the Company’s 2021 Stock Incentive Plan (the “Plan”), which was adopted by the Board of Directors of the Company (the “Board”) on April 19, 2024, subject to the approval by the Company’s stockholders.

A description of the material terms of the Plan was included in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 26, 2024 (the “Proxy Statement”) under “Proposal 3: Approval of the Amendment and Restatement of the Company’s 2021 Stock Incentive Plan” and is incorporated herein by reference.

The description in the Proxy Statement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Plan, a copy of which is included as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 6, 2024, the Company held its Annual Meeting. A total of 4,277,437 shares of the Company’s Common Stock were present in person or represented by proxy at the Annual Meeting, representing approximately 50.09% of the Company’s outstanding Common Stock as of the April 12, 2024 record date. The following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Proxy Statement.

Proposal 1. Election of three Class III directors for a term of office expiring on the date of the annual meeting of stockholders to be held in 2027 and until their respective successors have been duly elected and qualified or until each such director’s earlier death, resignation or removal.

	Votes FOR	Votes WITHHELD	Broker Non-Votes
Roger J. Pomerantz	2,199,662	190,300	1,887,475
Michael J. Newman	2,209,879	180,083	1,887,475
Jeffrey A. Meckler	2,216,832	173,130	1,887,475

Proposal 2. Ratification of the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
3,805,215	469,553	2,669	N/A

Proposal 3. Approval of the amendment and restatement of the Plan to, among other things, increase the number of shares of our Common Stock available for issuance and extend the evergreen provision thereunder.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
1,881,194	501,555	7,213	1,887,475

Based on the foregoing votes, Roger J. Pomerantz, Michael J. Newman and Jeffrey A. Meckler were elected as Class III directors, and Proposals 2 and 3 were approved.

Item 9.01 Financial Statements and Exhibits.

(d): Exhibits:

Exhibit No.	Description

10.1	Indaptus Therapeutics, Inc. Amended and Restated 2021 Stock Incentive Plan
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2024

INDAPTUS THERAPEUTICS, INC.

By:	/s/ Nir Sassi
Name:	Nir Sassi
Title:	Chief Financial Officer